SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                  May 11, 2004


                           IGAMES ENTERTAINMENT, INC.
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             (Exact name of registrant as specified in its charter)



                                     Nevada
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         (State or other jurisdiction of incorporation of organization)



             000-49723                             88-0501468
      ------------------------        ------------------------------------
      (Commission File Number)        (IRS Employer Identification Number)



                       700 South Henderson Road, Suite 210
                       King of Prussia, Pennsylvania 19406
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               (Address of principal executive offices) (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 354-8888
                                                           --------------



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         ______________________________

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ITEM 5.  OTHER INFORMATION.

         On May 12, 2004, iGames Entertainment, Inc. issued a press release announcing that it had agreed with Christopher M. Wolfington, the holder of a majority of the issued and outstanding shares of its Series A Preferred Stock, to extend until September 30, 2004 the deadline for the Series A Preferred Stockholders to exercise their redemption rights. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

         99.1    Press Release dated May 12, 2004



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IGAMES ENTERTAINMENT, INC.



                                By: /s/ Christopher M. Wolfington
                                    -----------------------------
                                    Name:  Christopher M. Wolfington
                                    Title: President and Chief Executive Officer


Date: May 13, 2004



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                                  EXHIBIT INDEX


                  99.1     Press Release Dated May 12, 2004.



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